UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 6, 2015

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Shareholders

On May 6, 2015, Vista Gold Corp. (the “Corporation”) held its annual general meeting of shareholders at Suite 1200, 200 Burrard Street, Vancouver, British Columbia, at 10:00 a.m. (Vancouver time).    Shareholders representing 52,328,403 shares or 63.90% of the shares authorized to vote (81,890,018) were present in person or by proxy, representing a quorum for the purposes of the annual general meeting.  The shareholders approved the following:

Motion #1 – Election of Directors Ordinary resolution to elect the following nominees as directors:	For	Against	Withheld	Spoiled	Non Vote
John M. Clark	19,381,222	0	413,724	0	32,407,425
Frederick H. Earnest	19,391,914	0	403,032	0	32,407,425
W. Durand Eppler	19,395,428	0	399,519	0	32,407,424
C. Thomas Ogrzylo	19,282,381	0	512,566	0	32,407,424
Michael B. Richings	19,360,357	0	434,590	0	32,407,424
Tracy A. Stevenson	19,372,864	0	422,082	0	32,407,425

Motion #2 – Appointment of Auditors

Ordinary resolution to appoint EKS&H LLLP as auditors of the Corporation and that the remuneration of the auditors be determined by the Board of Directors through the Audit Committee.

	For	Against	Withheld	Spoiled	Non Vote
	50,011,149	0	2,191,222	0	0
Motion #3 – Corporation’s Stock Option Plan Amendments Ordinary resolution approving the amendments to the Corporation’s Stock Option Plan	For	Against	Withheld	Spoiled	Non Vote
	17,826,956	1,477,681	490,309	0	32,407,425
Motion #4 – Corporation’s Long Term Equity Incentive Plan Amendments Ordinary resolution approving the amendments to the Corporation’s Long Term Equity Incentive Plan	For	Against	Withheld	Spoiled	Non Vote
	17,708,614	1,497,613	588,719	0	32,407,425
Motion #5 – Performance Goals A resolution approving the 162(m) performance goals governing annual incentive compensation for certain officers	For	Against	Withheld	Spoiled	Non Vote
	27,392,846	23,526,916	1,248,156	0	34,453
Motion #6 – Unallocated Options Under the Corporation’s Stock Option Plan Ordinary resolution approving all unallocated options under the Corporation’s Stock Option Plan	For	Against	Withheld	Spoiled	Non Vote
	17,814,389	1,528,303	452,254	0	32,407,425

Motion #7 – Unallocated Awards Under the Corporation’s Long Term Equity Incentive Plan Ordinary resolution approving all unallocated awards under the Corporation’s Long Term Equity Incentive Plan	For	Against	Withheld	Spoiled	Non Vote
	17,596,424	1,598,584	599,939	0	32,407,424

All nominees for election to the Corporation’s Board of Directors were elected to the Board of Directors and will serve until the Corporation’s 2016 annual meeting of shareholders or until successors are duly elected and qualified.  The proposal to ratify the appointment of EKS&H LLLP as the Corporation’s Independent Registered Public Accounting Firm for the 2015 fiscal year was approved. The resolutions  approving the amendments to the Corporation’s Stock Option and Long Term Equity Incentive Plan were passed and the resolutions approving all unallocated options under the Corporations Stock Option Plan and all unallocated awards under the Corporation’s Long Term Equity Incentive Plan were passed.  The resolution approving the Corporation’s Performance Goals was passed.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: May 11, 2015	By: /s/John F. Engele John F. Engele Chief Financial Officer